SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 27,2002
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Issuer in Respect of SATURNS Trust No. 2002-1)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of organization)
333-64879 (Commission File No.)
13-4026700 (I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
212-761-2520

(Former name or former address, if changed since
last report.)

ITEM 5. OTHER EVENTS

This current report on Form 8-K relates to the quarterly
distribution reported to holders of SATURNS Trust No. 2002-1, which was made on July 1, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99.1 Quarterly distribution report pursuant to
the Trust Agreement for distribution on
July 1, 2002.

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused
this report to be signed on behalf of the Registrant
by the undersigned there unto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION,
IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF MSDW Structured
Asset Corp., Registrant

By:

/s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

July 1, 2002

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	07/01/2002
			AON CAPITAL SECURITY BACKED		PAYMENT DATE:	07/01/2002

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2002-1
			PRIOR PAYMENT:	N/A
			NEXT PAYMENT:	01/02/2003
					RECORD DATE:	6/15/2002

ABN AMRO ACCT: 67-8952-40-9
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			SABRYNA TRAN (714) 238-6730
	ANDY.STREEPEY@ABNAMRO.COM			SABRYNA.TRAN@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00201			CLOSING DATE:	2/27/2002
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	7/1/2002
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4
	SAT00201_200207_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
		RATING INFORMATION	PAGE 6

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S CORPORATION

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

06/25/2002 - 13:27 (H889-H890) 2002 LASALLE BANK N.A.					PAGE 1 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

			AON CAPITAL SECURITY BACKED							STATEMENT DATE:	07/01/2002

			SERIES 2002-1							PAYMENT DATE:	07/01/2002

WAC:		16.876400%								PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	01/02/2003
WAMM:		294
										RECORD DATE:	6/15/2002
			GRANTOR TRUST
			ABN AMRO ACCT: 67-8952-40-9

		ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT		35,620,000.00		35,620,000.00	0.00	0.00	0.00	35,620,000.00	920,183.33	0.00	7.50000000%
80409X205				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	25.833333240	0.000000000	FIXED

B UNIT		35,620,000.00	N	35,620,000.00	0.00	0.00	0.00	35,620,000.00	81,712.28	0.00	0.66600000%
80409XAA4				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	2.294000000	0.000000000	FIXED

	TOTAL	35,620,000.00		35,620,000.00	0.00	0.00	0.00	35,620,000.00	1,001,895.61	0.00

								TOTAL P&I PAYMENT	1,001,895.61

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
06/25/2002 - 13:27 (H889-H890) 2002 LASALLE BANK N.A.										PAGE 2 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
AON CAPITAL SECURITY BACKED	STATEMENT DATE:	07/01/2002
SERIES 2002-1	PAYMENT DATE:	07/01/2002
PRIOR PAYMENT:	N/A
NEXT PAYMENT:	01/02/2003
RECORD DATE:	6/15/2002
ABN AMRO ACCT: 67-8952-40-9

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	SERVICING FEE SUMMARY	PRINCIPAL SUMMARY
CURRENT SCHEDULED INTEREST	1,001,895.61	CURRENT SERVICING FEES	0.00	SCHEDULED:
LESS DEFERRED INTEREST	0.00	PLUS FEES ADVANCED FOR PPIS	0.00	CURRENT SCHEDULED PRINCIPAL	0.00
PLUS ADVANCE INTEREST	0.00	LESS REDUCTION FOR PPIS	0.00	ADVANCED SCHEDULED PRINCIPAL	0.00
PLUS UNSCHEDULED INTEREST	0.00	PLUS DELINQUENT SERVICING FEES	0.00	SCHEDULED PRINCIPAL DISTRIBUTION	0.00
PPIS REDUCING SCHEDULED INTEREST	0.00	TOTAL SERVICING FEES	0.00	UNSCHEDULED:
LESS TOTAL FEES PAID TO SERVICER	0.00	CURTAILMENTS	0.00
PLUS FEES ADVANCED FOR PPIS	0.00	PREPAYMENTS IN FULL	0.00
LESS FEE STRIPS PAID BY SERVICER	0.00	PPIS SUMMARY	LIQUIDATION PROCEEDS	0.00
LESS MISC. FEES & EXPENSES	0.00	GROSS PPIS	0.00	REPURCHASE PROCEEDS	0.00
LESS NON RECOVERABLE ADVANCES	0.00	REDUCED BY PPIE	0.00	OTHER PRINCIPAL PROCEEDS	0.00
INTEREST DUE TRUST	1,001,895.61	REDUCED BY SHORTFALLS IN FEES	0.00	UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00
LESS TRUSTEE FEE	0.00	REDUCED BY OTHER AMOUNTS	0.00	REMITTANCE PRINCIPAL	0.00
LESS FEE STRIPS PAID BY TRUST	0.00	NET PPIS	0.00
LESS MISC. FEES PAID BY TRUST	0.00	PPIS REDUCING SERVICING FEE	0.00	SERVICER WIRE AMOUNT	1,001,895.61
LESS INTEREST RESERVE WITHHOLDING	0.00	PPIS ALLOCATED TO CERTIFICATES	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00
REMITTANCE INTEREST	1,001,895.61	POOL BALANCE SUMMARY
BALANCE/AMOUNT	COUNT
BEGINNING POOL	71,240,000.00	2
SCHEDULED PRINCIPAL DISTRIBUTION	0.00
UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00	0
DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0
REPURCHASES	0.00	0
ENDING POOL	71,240,000.00	2
ADVANCES
PRIOR OUTSTANDING	CURRENT PERIOD	RECOVERED	ENDING OUTSTANDING
PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
MADE BY:	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

06/25/2002 - 13:27 (H889-H890) 2002 LASALLE BANK N.A.	PAGE 3 OF 6

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

AON CAPITAL SECURITY BACKED	STATEMENT DATE:	07/01/2002
PAYMENT DATE:	07/01/2002
SERIES 2002-1
PRIOR PAYMENT:	N/A
NEXT PAYMENT:	01/02/2003
RECORD DATE:	6/15/2002

ABN AMRO ACCT: 67-8952-40-9
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED	ADD.
DEFERRED &

PRIOR	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	TRUST	ACCRETION	INTEREST	INT. SHORT-	MENT	INTEREST	CERTIFICATE	PAYMENT	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	EXPENSE (1)	INTEREST	LOSSES	FALLS DUE	PENALTIES	PROCEEDS (2)
INTEREST

AMOUNT	SHORTFALLS	ORIGINAL	CURRENT(3)

A UNIT	30/360	124	7.500000000%	920,183.33	0.00	0.00	0.00	0.00	0.00	0.00	0.00	920,183.33	920,183.33	0.00	NA	NA
B UNIT	30/360	124	0.666000000%	81,712.28	0.00	0.00	0.00	0.00	0.00	0.00	0.00	81,712.28	81,712.28	0.00	NA	NA
1,001,895.61	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,001,895.61	1,001,895.61	0.00

(1) ADDITIONAL TRUST EXPENSES ARE FEES ALLOCATED DIRECTLY TO THE BOND RESULTING IN A DEDUCTION TO ACCRUED INTEREST.
(2) OTHER INTEREST PROCEEDS INCLUDE DEFAULT INTEREST, PPIE, INTEREST DUE ON OUTSTANDING LOSSES, INTEREST DUE ON OUTSTANDING SHORTFALLS AND RECOVERIES OF INTEREST.
(3) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 6
06/25/2002 - 13:27 (H889-H890) 2002 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
AON CAPITAL SECURITY BACKED				STATEMENT DATE:	07/01/2002
	SERIES 2002-1			PAYMENT DATE:		07/01/2002
				PRIOR PAYMENT:		N/A
				NEXT PAYMENT:		01/02/2003
				RECORD DATE:		6/15/2002
ABN AMRO ACCT: 67-8952-40-9
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

		NONE	0.00	0.00%

06/25/2002 - 13:27 (H889-H890) 2002 LASALLE BANK N.A.					PAGE 5 OF 6

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		AON CAPITAL SECURITY BACKED						STATEMENT DATE:	07/01/2002
					SERIES 2002-1					PAYMENT DATE:	07/01/2002
										PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	01/02/2003
										RECORD DATE:	6/15/2002
ABN AMRO ACCT: 67-8952-40-9
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			A UNIT	80409X205	NR	BAA1	BBB+
			B UNIT	80409XAA4	NR	BAA1	BBB+

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		06/25/2002 - 13:27 (H889-H890) 2002 LASALLE BANK N.A.								PAGE 6 OF 6